EXHIBIT 99.1

                FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT
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         First Amendment to Credit and Security Agreement ("Amendment") made as of September 28, 2006, by and between ADVANCIS PHARMACEUTICAL CORPORATION ("Borrower") and MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., individually as a Lender, and as Agent (herein also referred to in either or both capacities as "Merrill Lynch").

                                   BACKGROUND
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         A.   Borrower and Merrill Lynch, individually as a Lender and as Agent, entered into a certain Credit and Security Agreement dated as of June 30, 2006 (together with all amendments, restatements, modifications, extensions, consolidations and substitutions, the "Credit Agreement"), and certain related "Financing Documents" (as defined in the Credit Agreement) evidencing certain financing arrangements among Agent, Lenders and Borrower as more particularly described therein. The Credit Agreement and all Financing Documents, together with all amendments, restatements, modifications, extensions, consolidations and substitutions, are sometimes referred to herein collectively as the "Existing Loan Documents." All capitalized terms used herein and not defined herein shall have the meaning ascribed to such term in the Credit Agreement.

         B. Borrower and Merrill Lynch have agreed to amend certain provisions of the Credit Agreement pursuant to the terms and conditions of this Amendment.

         NOW THEREFORE, with the foregoing Background deemed incorporated by reference in this Amendment and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, covenant and agree as follows:

         1.         AMENDMENTS. The Credit Agreement is hereby amended in the
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following manner:

              (a)   Revenue/Invoiced Products. Section 6.1 of the Credit
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Agreement is amended and restated in its entirety with the following:

              Section 6.1 Revenue/Invoiced Products. For the fiscal quarter ending December 31, 2006, Borrowers shall have either (a) Revenue of at least $5,000,000 or (b) Invoiced Products of at least $3,000,000. For the fiscal quarter ending March 31, 2007 and for each fiscal quarter thereafter, Borrowers shall have Revenue of at least $5,000,000.

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         2.         REPRESENTATIONS AND WARRANTIES. Borrower represents,
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warrants and acknowledges to Lenders and Agent as follows:

              (a) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof and constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms;

              (b) No Event of Default or Default exists or has occurred and is continuing as of the date of this Amendment;

              (c) Borrower has taken all necessary authorizing action to authorize the execution, delivery, and performance of this Amendment and each document, instrument and agreement to be delivered by any Section hereof;

              (d) The execution by Borrower and delivery to Agent of this Amendment is not and will not be in contravention of any order of any court or other agency of government, law or any other indenture or agreement to which Borrower is a party or Organizational Documents of Borrower or is or will be in conflict with, or result in a breach of, or constitute (with due notice and/or passage of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge, encumbrance of any nature on any property of Borrower; and

              (e) All warranties and representations made to Agent and/or Lenders under the Credit Agreement and the other Existing Loan Documents (as and if specifically amended herein) are true and correct as to the date hereof, except to the extent specifically waived by Section 1 of this Amendment.

         3.         REAFFIRMATION. Except as expressly amended hereby, all of
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the terms and conditions of the Credit Agreement and the other Existing Loan
Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. This Amendment shall be deemed incorporated into and made a part of the Credit Agreement, and all references to the Credit Agreement in any Financing Document (including the Credit Agreement) shall mean the Credit Agreement as modified by this Amendment. The Existing Loan Documents and this Amendment shall be construed as integrated and complementary of each other, and as augmenting and not restricting Agent's and/or Lender's rights, remedies and security. If, after applying the foregoing, an inconsistency still exists, the provisions of this Amendment shall control. Borrower hereby also confirms and ratifies in all respects the Obligations outstanding under the Existing Loan Documents, and acknowledges that the Existing Loan Documents shall continue in full force and effect as therein written except as amended hereby and that no claims, counterclaims, offsets or defenses arising out of or with respect to the Obligations under the Existing Loan Documents exist. Borrower hereby confirms its existing grant to Agent of a continuing first priority Lien on and security interest in, upon, and to all right, title and interest in and to the Collateral, specifically including the Personal Property described on Schedule
8.1 of the Credit Agreement, as security for the payment and performance of the Obligations. Borrower hereby confirms that all security interests at any time granted by it to Agent continue in full force and effect and secure and shall continue to secure the Obligations, so long as any such liabilities or obligations remain outstanding and that all property subject thereto remain free and clear of any liens or encumbrances other than Permitted Liens. Nothing herein contained is intended to in any manner impair or limit the validity, priority and extent of Agent's existing security interest in and liens upon the Collateral.

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         4.         MISCELLANEOUS
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              (a)   Counterparts. This Amendment may be executed in any number
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of counterparts and by different parties on separate counterparts (including by facsimile or email transmission of executed signature pages hereto), each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

              (b)   Third-Party Rights. No rights are intended to be created
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hereunder for the benefit of any third-party donee, creditor or incidental beneficiary or any affiliate of Borrower.

              (c)   Modifications. No modification hereof or any agreement
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referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

              (d)   Headings. The headings of any paragraph of this Amendment
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are for convenience only and shall not be used to interpret any provision of this Amendment.

              (e)   Survival. All warranties, representations and covenants made
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by Borrower herein, or in any agreement referred to herein or on any certificate, document or other instrument delivered by them or on their behalf under this Amendment, shall be considered to have been relied upon by Agent and Lenders. All statements in any such certificate or other instrument shall constitute warranties and representations by Borrower hereunder. All warranties, representations, indemnities and covenants made by Borrower hereunder or under any other agreement or instrument shall be deemed continuing until the Obligations are indefeasibly paid and satisfied in full.

              (f)   Further Assurances. The parties hereto shall execute and
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deliver such additional documents and take such additional action, as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

              (g)   Successors and Assigns. This Amendment shall inure to the
                    ----------------------
benefit of and be binding upon the successors and assigns of each of the parties hereto. No delegation by Borrower of any duty or obligation of performance may be made or is intended to be made to Lender.

              (h)   Governing Law. THIS AMENDMENT AND ALL MATTERS RELATING
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HERETO OR ARISING HEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR
OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE LITIGATED IN SUCH COURTS. BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

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              (i)   Jury Trial. EACH OF BORROWER, AGENT AND LENDER HEREBY
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IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR
PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH OF BORROWER, AGENT AND LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AMENDMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF BORROWER, AGENT AND LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the undersigned parties have executed this
Amendment the day and year first above written.

BORROWER:                              ADVANCIS PHARMACEUTICAL CORPORATION
---------

                                       By:    /s/ ROBERT C. LOW
                                              ----------------------------------
                                       Name:  Robert C. Low
                                       Title: Vice President, Finance and Acting
                                              Chief Financial Officer

LENDER AND AGENT:                      MERRILL LYNCH CAPITAL, a division of
                                       Merrill Lynch Business Financial Services
                                       Inc., as Lender and as Agent


                                       By:    /s/ WILLIAM C. GOULD
                                              ----------------------------------
                                       Name:  William C. Gould
                                       Title: Director

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